                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):  June 25, 1996



                         MATERIAL SCIENCES CORPORATION
            (Exact name of registrant as specified in its charter)

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

     Delaware                            1-8803                         95-2673173
- ----------------------------    ------------------------    ---------------------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
of incorporation)
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2300 East Pratt Boulevard, Elk Grove Village, IL                   60007
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:    (847) 439-8270
                                                       --------------


                       This Instrument contains 8 pages.

                    The Exhibit Index is located on page 8.

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ITEM 5.  OTHER EVENTS

Adoption of Rights Agreement

          On June 20, 1996, the Board of Directors of Material Sciences Corporation (the "Company") declared a dividend of one Right for each outstanding share of Common Stock, $0.02 par value, of the Company (the "Common Stock"). The dividend is payable on July 2, 1996 to the holders of record of the Common Stock at the close of business on July 2, 1996 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of its Series B Junior Participating Preferred Stock (the "Preferred Stock") at a price of $70.00 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of June 20, 1996 (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

          Until the date (the "Distribution Date") that is the earlier to occur of (i) the tenth day after the date (the "Stock Acquisition Date") of a public announcement that a Person (as defined in the Rights Agreement) who or which together with the Affiliates (as so defined) and Associates (as so defined) of such Person (an "Acquiring Person") has become the Beneficial Owner (as defined in the Rights Agreement) of 20% or more of the shares of Common Stock then outstanding (as described in the Rights Agreement) or (ii) the tenth day after the date (the "Offer Date") of the commencement by any Person of, or first public disclosure of an intention to commence by any Person, a tender offer or exchange offer the consummation of which would result in any Person having beneficial ownership of 20% or more of the then outstanding shares of Common Stock (including any Stock Acquisition Date or Offer Date which is after the date of the Rights Agreement and prior to the issuance of the Rights), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of July 2, 1996, by such Common Stock certificates and not by separate certificates. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), certificates issued after July 2, 1996 representing shares of Common Stock outstanding on July 2, 1996 or shares of Common Stock issued after July 2, 1996, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any Common Stock certificate, with or without a copy of the Summary of Rights mailed to shareowners of record on the Record Date attached thereto or such notation, will also constitute the surrender for transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and the separate Rights Certificates alone will evidence the Rights. Each share of Common Stock issued after the Distribution Date and prior to the earlier of the redemption, exchange or expiration of the Rights in connection with certain employee benefit plans or upon conversion of certain securities, will be issued with Rights.

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          The Rights are not exercisable until after the Distribution Date. The
Rights will expire at the close of business on July 1, 2006, unless earlier redeemed or exchanged by the Company as described below.

          The Purchase Price payable, and the number and kinds of shares or other securities, cash and other property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification, of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights, options or warrants to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock) or securities convertible into Preferred Stock or such other shares at a conversion price less than the current market price of the Preferred Stock or
(iii) upon the distribution to holders of the Preferred Stock of securities, cash, property, evidences of indebtedness or assets (excluding regular periodic cash dividends, and excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to in clause (ii) above).

          The number of Rights outstanding and the number of shares of Preferred Stock issuable upon exercise of each Right are also subject to adjustments in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

          The Preferred Stock purchasable upon exercise of the Rights will be non-redeemable. Each share of Preferred Stock will be entitled to receive a preferential quarterly dividend payment equal to the greater of $10 per share and 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Preferred Stock will be entitled to receive a preferential liquidation payment equal to the greater of $100 per share and 100 times the payment made per share of Common Stock. In the event of any merger, consolidation, or other transaction in which Common Stock is exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. The Preferred Stock will vote together as a class with the holders of Common Stock with each share of Preferred Stock entitled to 100 votes. The Preferred Stock will also have special rights to elect directors in certain circumstances. These rights are protected by customary anti-dilution provisions.

          Because of the nature of the dividend, liquidation and voting rights of the Preferred Stock, the value of the one one-hundredth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

          When a Person first becomes an Acquiring Person (a "Triggering Event"), proper provision will be made so that each holder of a Right (other than the Acquiring Person or its affiliates and associates) will thereafter have a right to receive, upon the exercise thereof at the then current Purchase Price, in lieu of shares of Preferred Stock or other securities receivable upon exercise prior to the occurrence of a Triggering Event, such number of shares of Common Stock which at the time of such transaction would have a market value of two times the exercise price of the Right. Upon the occurrence of a Triggering Event, any Rights that are beneficially

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owned by an Acquiring Person (and certain transferees of an Acquiring Person)
will become null and void.

          At any time after the first occurrence of a Triggering Event, the Company may at any time exchange, for all or part of the then-outstanding and exercisable Rights (which shall not include void Rights), Common Stock shares, the equivalent of Common Stock shares, or any combination thereof, at an exchange ratio of one share of Common Stock or units representing fractions thereof as would be deemed to have the same value as one share of Common Stock per Right, subject to adjustment (the "Exchange Ratio"). Immediately upon the effectiveness of the exchange and without any further action or notice, the right to exercise the Rights will terminate and the only right of a holder of the Rights will be to receive that number of Common Stock shares, and/or the equivalent of Common Stock shares, equal to the number of the Rights held by the holder multiplied by the Exchange Ratio.

          In the event that, from and after the occurrence of a Triggering Event, the Company consolidates with or merges with and into a Person, a Person consolidates with or merges with and into the Company and in connection therewith all of part of the Common Stock is changed or exchanged, the Company effects a share exchange in which all or part of the Common Stock is changed, or 50% or more of the Company's assets or earning power are sold (in one transaction or a series of transactions), proper provision will be made so that each holder of a Right (other than the Acquiring Person or its affiliates and associates) will thereafter have the right to receive, upon the exercise thereof, that number of shares of common stock of the Principal Party (as defined in the Rights Agreement) which at the time of the transaction would have a market value of two times the exercise price of the Right.

          With certain exceptions, no adjustment in the Purchase Price will be required unless cumulative adjustments would require an adjustment of at least 1% in the Purchase Price. The Company will not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). In lieu thereof, at the Company's option, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise (or scrip or warrants will be issued).

          At any time prior to the earlier to occur of (i) the Stock Acquisition Date and (ii) the expiration of the Rights, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after July 2, 1996 (the "Redemption Price"). The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock or any other form of consideration deemed appropriate by the Company's Board of Directors. As soon as practicable after the action of the Board of Directors of the Company electing to redeem the Rights, the Company will make announcement thereof, and from and after the date of the election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price per Right.

          At any time prior to the Stock Acquisition Date, the Company's Board of Directors may amend or supplement the Rights Agreement without the approval of the Rights

Agent or any holder of the Rights. Thereafter, the Board of Directors of the Company may amend or supplement the Rights Agreement without such approval only to cure ambiguity, correct or supplement any defective or inconsistent provision or change or supplement the Rights Agreement in any manner which shall not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate thereof). Notwithstanding the foregoing, no amendment or supplement shall (a) decrease the Redemption Price,
(b) change the Purchase Price or change the number of shares of Preferred Stock, other securities, cash or other property for which a Right is then exercisable or (c) provide for an earlier Final Expiration Date. Immediately upon the action of the Board of Directors providing for any amendment or supplement, such amendment or supplement will be deemed effective.

          The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group other than an exempt person that attempts to acquire the Company on terms not approved by its Board of Directors. The Rights should not interfere with any merger or other business combination approved by its Board of Directors prior to the time a Person becomes an Acquiring Person, because until such time the Rights may generally be redeemed by the Company at $.01 per Right and/or the Rights Agreement may be amended or supplemented.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

          This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement attached as Exhibit I-1, which is incorporated in this Current Report on Form 8-K by reference.

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ITEM 7         FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Not Applicable

          (b)  Not Applicable

          (c)  Exhibits

               I-1 Rights Agreement, dated as of June 20, 1996, between Material Sciences Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, including the form of Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock attached thereto as Exhibit A, the form of Rights Certificate attached thereto as Exhibit B and the Summary of Rights attached thereto as Exhibit C. (Incorporated by reference to the Company's Registration Statement on Form 8-A, filed with the Commission on June 20, 1996.)

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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MATERIAL SCIENCES CORPORATION



                                       By:  /s/ William H. Vrba
                                          -----------------------------------
                                            Name:   William H. Vrba
                                            Title:  Senior Vice President,
                                                    Chief Financial Officer
                                                    and Secretary


Date:  June 25, 1996

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                                 EXHIBIT INDEX

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Exhibit No.                       Description                           Page No.
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
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   I-1        Rights Agreement, dated as of June 20, 1996, between          *
              Material Sciences Corporation and ChaseMellon
              Shareholder Services, L.L.C., as Rights Agent, including
              the form of Certificate of Designation, Preferences and
              Rights of Series B Junior Participating Preferred Stock
              attached thereto as Exhibit A, the form of Rights
              Certificate attached thereto as Exhibit B and the Summary
              of Rights attached thereto as Exhibit C.
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*    Incorporated by reference to the Company's Registration Statement on Form
8-A, filed with the Commission on June 20, 1996.